PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

CLASS A, CLASS B AND CLASS C SHARES

BOND FUND (CLASS A AND CLASS B)
BOND FUND II (CLASS A AND CLASS B)
GLOBAL STRATEGIC INCOME FUND (CLASS A AND CLASS B)
INTERMEDIATE BOND FUND (CLASS A)
SHORT TERM BOND FUND (CLASS A)
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND (CLASS A AND CLASS B)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMORGAN Fleming
      ASSET MANAGEMENT

CONTENTS

Bond Fund                                           1
Bond Fund II                                        7
Global Strategic Income Fund                       15
Intermediate Bond Fund                             21
Short Term Bond Fund                               28
Strategic Income Fund                              34
U.S. Treasury Income Fund                          40
Funds' Management and Administration               45
How Your Account Works                             47
   Know Which Classes to Buy                       47
   About Sales Charges                             47
   Buying Fund Shares                              49
   Selling Fund Shares                             50
   Exchanging Fund Shares                          51
   Other Information Concerning the Fund           52
   Distributions and Taxes                         52
Shareholder Services                               54
Investments                                        56
Risk and Reward Elements                           58
Financial Highlights                               61
How To Reach Us                            Back Cover

JPMorgan BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed-income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB, (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Returns for the period 1/1/91 through 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1,2,3)

1991       13.45%
1992        6.53%
1993        9.98%
1994       -2.68%
1995       18.42%
1996        3.30%
1997        9.29%
1998        7.54%
1999       -0.55%
2000       10.93%

BEST QUARTER                 6.30%
                 2nd quarter, 1995
WORST QUARTER               -2.38%
                 1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS

CLASS A SHARES(3)                    5.94          5.04          6.95
CLASS B SHARES(3)                    5.93          5.71          7.45
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                        11.59         6.45          8.00

(1)  THE FUND COMMENCED OPERATIONS ON 7/26/93.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                               CLASS A SHARES            CLASS B SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                4.50%                     NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE                      5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                          CLASS A SHARES            CLASS B SHARES
MANAGEMENT FEES           0.30                      0.30
DISTRIBUTION
(RULE 12b-1) FEES         0.25                      0.75
SHAREHOLDER SERVICE FEES  0.25                      0.25
OTHER EXPENSES(1)         0.35                      0.35
TOTAL OPERATING EXPENSES  1.15                      1.65
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)          0.40                      0.15
NET EXPENSES(2)           0.75                      1.50

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            523        761         1,018       1,751
CLASS B SHARES** ($)           653        806         1,083       1,809***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             153        506         883         1,809***

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMorgan BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. (Fitch) or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's, S&P or Fitch, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENT PROCESS

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that it places on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet its target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

The performance for the period before Class A and Class B Shares were launched on February 16, 2001 is based on the performance of Institutional Class Shares of the Fund. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B shares reflect the deduction of the applicable contingent deferred sales load.

On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund's Institutional Class Shares before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE CALCULATIONS ASSUME THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED IN THE FUND. SOME OF THE COMPANIES THAT PROVIDE SERVICES TO THE FUND AGREED NOT TO COLLECT SOME EXPENSES AND TO REIMBURSE OTHERS. WITHOUT THESE AGREEMENTS, THE PERFORMANCE FIGURES WOULD BE LOWER THAN THOSE SHOWN.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.60%.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991        15.53%
1992         6.46%
1993        11.40%
1994        -3.83%
1995        18.51%
1996         3.20%
1997         8.81%
1998         7.94%
1999        -1.05%
2000        10.08%

 BEST QUARTER      6.07%
                 3rd quarter, 1991

 WORST QUARTER    -2.76%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES(2)                       5.13         4.74          7.01
 CLASS B SHARES(2)                       5.08         5.41          7.50
 LEHMAN AGGREGATE BOND INDEX            11.63         6.46          7.96
 LIPPER CORPORATE DEBT A-RATED
 FUNDS INDEX                            10.31         5.49          7.72

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASS B SHARES
The estimated expenses of Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                        CLASS A                 CLASS B
                                                        SHARES                  SHARES

MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE(*)           4.50%                   NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                   NONE                    5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                         CLASS A                   CLASS B
 MANAGEMENT FEES           0.30                      0.30
 DISTRIBUTION
 (RULE 12b-1) FEES         0.25                      0.75
 SHAREHOLDER SERVICE FEES  0.25                      0.25
 OTHER EXPENSES(1)         0.42                      0.42
                           ----                      ----
 TOTAL OPERATING EXPENSES  1.22                      1.72
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(2)          (0.47)                    (0.22)
                           ----                      ----
 NET EXPENSES(2)           0.75                      1.50

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED .75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
-    net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES* ($)            523        775         1,047       1,821
 CLASS B SHARES** ($)           653        820         1,113       1,880***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES ($)             153        520         913         1,880***

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as their strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities for foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar
     (range 0-25%)

-    35% public/private mortgages
     (range 20-45%)

-    15% public/private corporates
     (range 5-25%)

-    15% emerging markets
     (range 0-25%)

-    23% high yield corporates
     (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Shares.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2,3)

1998        2.59%
1999        2.51%
2000        7.98%

BEST QUARTER                 3.13%
                 1st quarter, 1998
WORST QUARTER               -1.45%
                 3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                      PAST 1 YEAR    LIFE OF FUND
CLASS A SHARES(3)                                     3.12           4.72
CLASS B SHARES(3)                                     3.02           5.38
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                                   11.63          7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A AND B SHARES WOULD BE LOWER BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES

The sales charges and estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                  CLASS A SHARES    CLASS B SHARES
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOW AS % OF THE OFFERING PRICE*          4.50%             NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                               NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES    CLASS B SHARES
MANAGEMENT FEES                                0.45             0.45
DISTRIBUTION (RULE 12b-1) FEES                 0.25             0.75
SHAREHOLDER SERVICE FEES                       0.25             0.25
OTHER EXPENSES(1)                              0.75             0.75
TOTAL OPERATING EXPENSES                       1.70             2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                              (0.45)           (0.45)
NET EXPENSES(2)                                1.25             1.75

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

     The example is for comparison only; the actual returns of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            572        920         1,291       2,332
CLASS B SHARES** ($)           678        945         1,339       2,372***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             178        645         1,139       2,372***

  *ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

***REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 60-64.

THE FUND'S OBJECTIVE

The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENT PROCESS

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity.

The adviser also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

To the extent the Fund invests in foreign securities it could lose more because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class A Shares were launched on February 16, 2001, is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures in the table would have been lower. The performance figures in the table for Class A Shares reflects the deduction of the maximum front-end sales load.

On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund's Institutional Class Shares before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Institutional Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991  16.06%
1992   6.38%
1993  10.41%
1994  -5.37%
1995  18.39%
1996   1.92%
1997   7.93%
1998   7.22%
1999  -0.32%
2000  10.22%

BEST QUARTER                 6.32%
                 2nd quarter, 1995

WORST QUARTER               -3.78%
                 1st quarter, 1994

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR TO DATE RETURN AS OF 6/30/01 WAS 2.93%.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES(2)                        5.27%        4.36%          6.58%
 LEHMAN INTERMEDIATE GOV'T/
 CREDIT INDEX                            10.12%        6.11%          7.36%
 LEHMAN AGGREGATE BOND INDEX             11.63%        6.46%          7.96%
 LIPPER INTERMEDIATE INVESTMENT
 GRADE DEBT FUNDS INDEX                  10.58%        5.86%          7.52%

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated expenses of the Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE     MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY      CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF    LOWER OF ORIGINAL PURCHASE
                           THE OFFERING PRICE(*)    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES             4.50%                    NONE

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                      0.30
 DISTRIBUTION (RULE 12b-1) FEES                                       0.25
 SHAREHOLDER SERVICE FEES                                             0.25
 OTHER EXPENSES(1)                                                    0.60
                                                                      ----
 TOTAL ANNUAL OPERATING EXPENSES                                      1.40
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.50)
                                                                      ----
 NET EXPENSES(2)                                                      0.90

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST** ($)
(WITH OR WITHOUT REDEMPTION)      538         826        1,136       2,013

**ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMorgan SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance does not predict how any class of the Fund will perform in the future.

For the period 7/31/93 through 9/30/93, life of Fund returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1,2,3)

1994        0.36%
1995       10.80%
1996        5.10%
1997        6.40%
1998        7.04%
1999        3.21%
2000        7.23%

BEST QUARTER                 3.36%
                 2nd quarter, 1995

WORST QUARTER               -0.47%
                 1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
CLASS A SHARES(3)                             5.59          5.47           5.34
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                           8.00          5.92           5.76

(1)  The Fund commenced operations on 9/13/93.

(2)  The Fund's fiscal year end is 10/31.

(3) The performance shown above is for Institutional Class Shares, which are not offered in this prospectus. The Class A and Institutional Class Shares are invested in the same portfolio of securities, however, the performance of Class A Shares would be lower because Class A Shares have higher expenses than Institutional Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES

The estimated expenses of Class A shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                    CLASS A SHARES
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                1.50%

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                      NONE

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                            CLASS A SHARES
MANAGEMENT FEES                                                 0.25
DISTRIBUTION (RULE 12b-1) FEES                                  0.25
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES(1)                                               0.41
TOTAL OPERATING EXPENSES                                        1.16
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.41)
NET EXPENSES(2)                                                 0.75

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Classes A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
CLASS A SHARES* ($) (WITH OR WITHOUT REDEMPTION)      225      473        740      1,502

* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMorgan STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

Past performance does not predict how any class of the Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1999         6.39%
2000         1.40%

BEST QUARTER                 2.89%
                 4th quarter, 1999
WORST QUARTER               -0.57%
                 3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
CLASS A SHARES                                         -3.20         1.04
CLASS B SHARES                                         -3.74         1.73
CLASS C SHARES                                         -0.02         2.98
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)              11.63         5.14
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO EXPENSES)   -0.36         0.22

1.  THE FUND COMMENCED OPERATION ON 11/30/98.
2.  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                     4.50%             NONE             NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS        NONE              5.00%            1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
MANAGEMENT FEES                                0.50             0.50             0.50
DISTRIBUTION (RULE 12b-1) FEES                 0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                       0.25             0.25             0.25
OTHER EXPENSES(1)                              1.65             1.64             1.64
TOTAL ANNUAL OPERATING EXPENSES                2.65             3.14             3.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (1.40)           (1.39)           (1.39)
NET EXPENSES(2)                                1.25             1.75             1.75

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)              572        1,109       1,672       3,200
CLASS B SHARES** ($)             678        1,138       1,724       3,238***
CLASS C SHARES** ($)             278          838       1,524       3,352

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)                178        838         1,524       3,238***
CLASS C SHARES ($)                178        838         1,524       3,352

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 56-60.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

-    debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast of the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-    ARE PURSUING A GOAL OF TOTAL RETURN

-    WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman U.S. Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class B Shares were launched on November 4, 1993 is based on the performance for Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.79%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991        14.79%
1992         5.87%
1993        10.32%
1994        -4.46%
1995        17.53%
1996         1.26%
1997         8.34%
1998         8.78%
1999        -2.96%
2000        12.61%

BEST  QUARTER                5.87%
                 2nd quarter, 1995
WORST QUARTER               -2.98%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES                                              7.58%        4.49%         6.49%
CLASS B SHARES                                              6.64%        4.25%         6.38%
LEHMAN U.S. GOV'T BOND INDEX (NO EXPENSES)                 13.24%        6.49%         7.92%
LEHMAN U.S. TREASURY BOND INDEX (NO EXPENSES)              13.52%        6.49%         7.92%
LIPPER GENERAL U.S. GOV'T FUNDS INDEX (NO EXPENSES)        11.89%        5.54%         6.75%

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The sales charges and estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

                                         CLASS A SHARES   CLASS B SHARES
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                      4.50%            NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS             NONE             5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES   CLASS B SHARES
MANAGEMENT FEES                           0.30             0.30
DISTRIBUTION (12b-1) FEES                 0.25             0.75
SHAREHOLDER SERVICE FEES                  0.25             0.25
OTHER EXPENSES(1)                         0.50             0.50
TOTAL ANNUAL FUND OPERATING EXPENSES      1.30             1.80
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2) (0.55)           (0.16)
NET EXPENSES(2)                           0.75             1.64

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)            523        792         1,080       1,901
CLASS B SHARES** ($)           667        851         1,160       1,971***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)             167        551         960         1,971***

  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds; the Bond Fund II and Intermediate Bond Fund are series of Mutual Fund Select Group; and the Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Select Group and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Global Strategic Income and Short Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                 FISCAL
FUND                             YEAR END     %
 BOND FUND                       10/31       0.30
 BOND FUND II                    10/31       0.30
 GLOBAL STRATEGIC INCOME FUND    10/31       0.45
 INTERMEDIATE BOND FUND          10/31       0.30
 SHORT TERM BOND FUND            10/31       0.25
 STRATEGIC INCOME FUND           10/31       0.00
 U.S. TREASURY INCOME FUND       10/31       0.05

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Funds may issue multiple classes of shares. This prospectus relates to Class A Shares of all the Funds, Class B Shares of the Bond, Bond II, Global Strategic Income, Strategic Income and U.S. Treasury Income Funds and Class C Shares of the Strategic Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales load.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.


- If you choose to invest in Class B Shares, you may pay a contingent deferred sales load. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, BOND II, GLOBAL STRATEGIC INCOME, INTERMEDIATE BOND, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)

                                      AS % OF THE   AS %
                                      OFFERING      OF NET
 AMOUNT OF                            PRICE         AMOUNT
 INVESTMENT                           PER SHARE     INVESTED
 LESS THAN $100,000                   4.50          6.10

 $100,000 BUT UNDER $250,000          3.75          3.90

 $250,000 BUT UNDER $500,000          2.50          2.56

 $500,000 BUT UNDER $1 MILLION        2.00          2.04

TOTAL SALES CHARGE (FOR SHORT TERM BOND FUND)

                                   AS % OF THE   AS %
                                   OFFERING      OF NET
 AMOUNT OF                         PRICE         AMOUNT
 INVESTMENT                        PER SHARE     INVESTED
 LESS THAN $100,000                1.50          1.52

 $100,000 BUT UNDER $250,000       1.00          1.00

 $250,000 BUT UNDER $500,000       0.50          0.50

 $500,000 BUT UNDER $1 MILLION     0.25          0.25

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE

We calculate the contingent deferred sales load from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

CLASS C SHARES
The contingent deferred sales load is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales load on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales load first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales load.

Like Class B shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New
York Stock Exchange. The Funds generally value their assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF              INITIAL         ADDITIONAL
 ACCOUNT              INVESTMENT      INVESTMENTS
 REGULAR ACCOUNT      $2,500          $100

 SYSTEMATIC
 INVESTMENT PLAN(1)   $1,000          $100

 IRAS                 $1,000          $100

 SEP-IRAS             $1,000          $100

 EDUCATION IRAS       $500            $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if a Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond, Enhanced Income, Global Strategic Income, Intermediate Bond, Short Term Bond and U.S. Treasury Income Funds declare ordinary income dividends daily and pay them monthly. The Bond Fund II and Strategic Income Fund declare and pay ordinary income dividends monthly. The Funds make capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

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                                       55

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

       /X/   Permitted (and if applicable, percentage
             limitation as a percentage of total assets)
       / /   Permitted, but not a primary investment
       +     Permitted, but no current intention of use
       --    Not permitted

                                                                      SHORT             GLOBAL                  U.S.
                                                                      TERM             STRATEGIC  STRATEGIC   TREASURY
                                           RELATED TYPES OF RISK      BOND     BOND     INCOME     INCOME      INCOME
ASSET-BACKED SECURITIES  Interests in a    credit, interest rate,     /X/      /X/       /X/       /X/         /X/
stream of payments from specific assets,   market, prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS  Negotiable certificates  credit, currency,          /X/(1)   /X/(1)    /X/       /X/         /X/
of deposit, time deposits and bankers'     liquidity, political
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER  Unsecured short term     credit, currency,          /X/(1)   /X/(1)    / /       /X/         / /
debt issued by domestic and foreign banks  interest rate, liquidity,
or corporations. These securities are      market, political
usually discounted and are rated by S&P,
Moody's or other nationally recognized
statistical rating organization.

CONVERTIBLE SECURITIES  Domestic and       credit, currency,          /X/(1)   /X/(1)    / /       /X/         /X/
foreign debt securities that can be        interest rate, liquidity,
converted into equity securities at a      market, political,
future time and price.                     valuation

CORPORATE BONDS  Debt securities of        credit, currency,          /X/(1)   /X/(1)    /X/       /X/         /X/
domestic and foreign industrial, utility,  interest rate, liquidity,
banking, and other financial               market, political,
institutions.                              valuation

MORTGAGES (DIRECTLY HELD)  Domestic debt   credit, environmental,     /X/      /X/       /X/       / /         / /
instrument which gives the lender a lien   extension, interest rate,
on property as security for the loan       liquidity, market,
payment.                                   natural event, political,
                                           prepayment, valuation

MORTGAGE-BACKED SECURITIES  Domestic and   credit, currency,          /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)      / /
foreign securities (such as Ginnie Maes,   extension, interest rate,
Freddie Macs, Fannie Maes) which           leverage, market,
represent interests in pools of            political, prepayment
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS  The sale of         currency, extension,       /X/(1,2) /X/(1,2)  /X/(2)    / /         / /
domestic and foreign mortgage-backed       interest rate, leverage,
securities with the promise to purchase    liquidity, market,
similar securities at a later date.        political, prepayment
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS  Interests that    credit, currency,          /X/      /X/       /X/       /X/         --
represent a share of bank debt or similar  extension, interest rate,
securities or obligations.                 liquidity, political,
                                           prepayment

PRIVATE PLACEMENTS  Bonds or other         credit, interest rate,     /X/      /X/       /X/       /X/        / /
investments that are sold directly to an   liquidity, market,
institutional investor.                    valuation

REITs AND OTHER REAL-ESTATE RELATED        credit, interest rate,     /X/      /X/       /X/       /X/        / /
INSTRUMENTS  Securities of issuers that    liquidity, market,
invest in real estate or are secured by    natural event,
real estate.                               prepayment, valuation

REPURCHASE AGREEMENTS  Contracts whereby   credit                     /X/      /X/       /X/       /X/        /X/
the Fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS  Contracts   credit, leverage           /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)     / /
whereby the Fund sells a security and
agrees to repurchase it from the buyer on
a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF   credit, currency,          /X/(1)   /X/(1)    /X/       /X/        / /
SUPRANATIONAL ORGANIZATIONS  Dollar- or    interest rate, market,
non-dollar-denominated securities issued   political
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS  Contractual agreement whereby a     credit, currency,          /X/(1,2) /X/(1,2)  /X/(2)    /X/(2)     /X/(2)
party agrees to exchange periodic          interest rate, leverage,
payments with a counterparty. Segregated   market, political
liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES            credit, interest rate,     / /      / /       --        /X/        /X/
Securities, generally issued as general    market, natural event,
obligation and revenue bonds, whose        political
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES  Debt           interest rate              /X/      /X/       /X/       /X/        /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED     credit, currency,          /X/(1)   /X/(1)    /X/       /X/        / /
PAYMENT SECURITIES  Domestic and foreign   interest rate,
securities offering non-cash or            liquidity, market,
delayed-cash payment. Their prices are     political, valuation
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

                                           BOND II    INTERMEDIATE BOND
ASSET-BACKED SECURITIES  Interests in a    /X/        /X/
stream of payments from specific assets,
such as auto or credit card receivables.

BANK OBLIGATIONS  Negotiable certificates  /X/        /X/
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER  Unsecured short term     /X/        /X/
debt issued by domestic and foreign banks
or corporations. These securities are
usually discounted and are rated by S&P,
Moody's or other nationally recognized
statistical rating organization.

CONVERTIBLE SECURITIES  Domestic and       --         --
foreign debt securities that can be
converted into equity securities at a
future time and price.

CORPORATE BONDS  Debt securities of        /X/        /X/
domestic and foreign industrial, utility,
banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD)  Domestic debt   / /        / /
instrument which gives the lender a lien
on property as security for the loan
payment.


MORTGAGE-BACKED SECURITIES  Domestic and   /X/(2)     /X/(2)
foreign securities (such as Ginnie Maes,
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS  The sale of         / /        / /
domestic and foreign mortgage-backed
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS  Interests that    /X/        /X/
represent a share of bank debt or similar
securities or obligations.


PRIVATE PLACEMENTS  Bonds or other         / /        / /
investments that are sold directly to an
institutional investor.

REITs AND OTHER REAL-ESTATE RELATED        / /        / /
INSTRUMENTS  Securities of issuers that
invest in real estate or are secured by
real estate.

REPURCHASE AGREEMENTS  Contracts whereby   /X/        /X/
the Fund agrees to purchase a security
and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS  Contracts   /X/(2)     /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer on
a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF   /X/        /X/
SUPRANATIONAL ORGANIZATIONS  Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS  Contractual agreement whereby a     / /        / /
party agrees to exchange periodic
payments with a counterparty. Segregated
liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES            / /        / /
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES  Debt           /X/        /X/
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED     /X/        /X/
PAYMENT SECURITIES  Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-  Each Fund's share price, yield,     -  Bonds have generally outperformed  -  Under normal circumstances the Funds plan to remain
   and total return will fluctuate in     money market investments over the     fully invested in bonds and other fixed income
   response to bond market movements      long term, with less risk than        securities
-  The value of most bonds will fall      stocks                             -  Bond investments may include U.S. and foreign
   when interest rates rise; the       -  Most bonds will rise in value when    corporate and government bonds, mortgage-backed and
   longer a bond's maturity and the       interest rates fall                   asset-backed securities, convertible securities,
   lower its credit quality, the more  -  Mortgage-backed and asset-backed      participation interests and private placements
   its value typically falls              securities and direct mortgages    -  The Funds seek to limit risk and enhance total
-  Adverse market conditions may from     can offer attractive returns          return or yields through careful management, sector
   time to time cause a Fund to take                                            allocation, individual securities selection, and
   temporary defensive positions that                                           duration management
   are inconsistent with its principal                                       -  During severe market downturns, the Funds have the
   investment strategies and may                                                option of investing up to 100% of assets in high
   hinder a Fund from achieving its                                             quality short-term securities
   investment objective                                                      -  Each adviser monitors interest rate trends, as well
-  Mortgage-backed and asset-backed                                             as geographic and demographic information related
   securities (securities representing                                          to mortgage-backed securities and mortgage
   an interest in, or secured by, a                                             prepayments
   pool of mortgages or other assets
   such as receivables) and direct
   mortgages could generate capital
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

CREDIT QUALITY
-  The default of an issuer would      -  Investment-grade bonds have a      -  Each Fund maintains its own policies for balancing
   leave a Fund with unpaid interest      lower risk of default                 credit quality against potential yields and gains
   or principal                        -  Junk bonds offer higher yields        in light of its investment goals
-  Junk bonds (those rated BB, Ba or      and higher potential gains         -  Each adviser develops its own ratings of unrated
   lower) have a higher risk of                                                 securities and makes a credit quality determination
   default, tend to be less liquid,                                             for unrated securities
   and may be more difficult to value                                        -  At least 90% of the Short Term Bond Funds must be
                                                                                investment-grade or better

FOREIGN INVESTMENTS
-  A Fund could lose money because of  -  Foreign bonds, which represent a   -  Foreign bonds are a primary investment only for the
   foreign government actions,            major portion of the world's fixed    Global Strategic Income Fund and the Global High
   political instability, or lack of      income securities, offer              Yield Bond Fund and may be a significant investment
   adequate and accurate information      attractive potential performance      for the Short Term Bond, Bond, Enhanced Income and
-  Currency exchange rate movements       and opportunities for                 Strategic Income Funds
   could reduce gains or create           diversification                    -  To the extent that a Fund invests in foreign bonds,
   losses                              -  Favorable exchange rate movements     it may manage the currency exposure of its foreign
-  Currency and investment risks tend     could generate gains or reduce        investments relative to its benchmark, and may hedge
   to be higher in emerging markets;      losses                                a portion of its foreign currency exposure into the
   these markets also present higher   -  Emerging markets can offer higher     U.S. dollar from time to time (see also
   liquidity and valuation risks          returns                               "Derivatives"); these currency management techniques
                                                                                may not be available for certain emerging markets
                                                                                investments

POTENTIAL RISKS                               POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    When a Fund buys securities              -    A Fund can take advantage of    -    Each Fund segregates liquid
     before issue or for delayed                   attractive transaction               assets to offset leverage
     delivery, it could be exposed                 opportunities                        risks
     to leverage risk if it does
     not segregate liquid assets

MANAGEMENT CHOICES

-    A Fund could underperform its             -    A Fund could outperform its    -    Each adviser focuses its
     benchmark due to its sector,                   benchmark due to these same         active management on those
     securities or duration choices                 choices                             areas where it believes its
                                                                                        commitment to research can
                                                                                        most enhance returns and
                                                                                        manage risks in a consistent
                                                                                        way

DERIVATIVES

-    Derivatives such as futures,              -    Hedges that correlate well     -    The Funds use derivatives,
     options, swaps and forward                     with underlying positions can       such as futures, options,
     foreign currency contracts(1)                  reduce or eliminate losses at       swaps and forward foreign
     that are used for hedging the                  low cost                            currency contracts for hedging
     portfolio or specific                                                              and for risk management (i.e.,
     securities may not fully                  -    A Fund could make money and         to adjust duration or yield
     offset the underlying                          protect against losses if           curve exposure, or to
     positions and this could                       management's analysis proves        establish or adjust exposure
     result in losses to the Fund                   correct                             to particular securities,
     that would not have otherwise                                                      markets, or currencies); risk
     occurred                                  -    Derivatives that involve            management may include
                                                    leverage could generate             management of a Fund's
-    Derivatives used for risk                      substantial gains at low cost       exposure relative to its
     management may not have the                                                        benchmark
     intended effects and may
     result in losses or missed                                                    -    The Funds only establish
     opportunities                                                                      hedges that they expect will
                                                                                        be highly correlated with
-    The counterparty to a                                                              underlying positions
     derivatives contract could
     default                                                                       -    While the Funds may (other than
                                                                                        the Strategic Income Fund) use
                                                                                        derivatives that incidentally
-    Certain types of derivatives                                                       involve leverage, they do not
     involve costs to the Funds                                                         use them for the specific
     which can reduce returns                                                           purpose of leveraging their
                                                                                        portfolios
-    Derivatives that involve
     leverage could magnify losses

-    Derivatives used for
     non-hedging purposes could
     cause losses that exceed the
     original investment

-    Derivatives may, for tax
     purposes, affect the character
     of gain and loss realized by a
     Fund, accelerate recognition
     of income to a Fund, affect
     the holding period of a Fund's
     assets and defer recognition
     of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-    When a Fund lends a security,            -    A Fund may enhance income       -    Each adviser maintains a list
     there is a risk that the                      through the investment of the        of approved borrowers
     loaned securities may not be                  collateral received from the
     returned if the borrower or                   borrower                        -    The Funds receive collateral
     the lending agent defaults                                                         equal to at least 100% of the
                                                                                        current value of securities
-    The collateral will be subject                                                     loaned
     to the risks of the securities
     in which it is invested                                                       -    The lending agents indemnify a
                                                                                        Fund against borrower default

                                                                                   -    Each adviser's collateral
                                                                                        investment guidelines limit
                                                                                        the quality and duration of
                                                                                        collateral investment to
                                                                                        minimize losses

                                                                                   -    Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period

ILLIQUID HOLDINGS

-    A Fund could have difficulty             -    These holdings may offer more   -    No Fund may invest more than
     valuing these holdings                        attractive yields or potential       15% of net assets in illiquid
     precisely                                     growth than comparable widely        holdings
                                                   traded securities
-    A Fund could be unable to sell                                                -    To maintain adequate liquidity
     these holdings at the time or                                                      to meet redemptions, each Fund
     price desired                                                                      may hold high quality
                                                                                        short-term securities
                                                                                        (including repurchase
                                                                                        agreements and reverse
                                                                                        repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from
                                                                                        banks up to 33 1/3% of the
                                                                                        value of its total assets

SHORT-TERM TRADING

-    Increased trading would raise            -    A Fund could realize gains in   -    The Funds may use short-term
     a Fund's transaction costs                    a short period of time               trading to take advantage of
                                                                                        attractive or unexpected
-    Increased short-term capital             -    A Fund could protect against         opportunities or to meet
     gains distributions would                     losses if a bond is overvalued       demands generated by
     raise shareholders' income tax                and its value later falls            shareholder activity
     liability
                                                                                   -    The Funds' Portfolio Turnover
                                                                                        Rate for the most recent
                                                                                        fiscal year is listed below:

                                                                                        Bond Fund: 74%
                                                                                        Bond Fund II: 86%
                                                                                        Global Strategic Income Fund: 266%
                                                                                        Short Term Bond Fund: 271%
                                                                                        Strategic Income Fund: 113%
                                                                                        U.S. Treasury Income Fund: 29%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

FINANCIAL HIGHLIGHTS

                                                                                            BOND FUND II@
                                                                                     -----------------------
                                                                                         CLASS A     CLASS B
                                                                                     ------------- ---------
                                                                                         3/2/01^     3/2/01^
                                                                                         THROUGH     THROUGH
                                                                                         4/30/01     4/30/01
PER SHARE OPERATING PERFORMANCE:                                                     (UNAUDITED) (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $39.55      $39.55
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                  0.37        0.33
     Net gain or losses in securities
     (both realized and unrealized)                                                        (0.55)      (0.54)
                                                                                           ------      ------
     Total from investment operations                                                      (0.18)      (0.21)
   Less distributions:
     Dividends from net investment income                                                   0.37        0.33
     Distributions from capital gains                                                         --          --
                                                                                           ------      ------
     Total distributions                                                                    0.37        0.33
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $39.00      $39.01
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                           (0.52%)     (0.61%)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                      $   34      $    5
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Expenses                                                                               0.75%       1.50%
-------------------------------------------------------------------------------------------------------------
     Net investment income                                                                  6.00%       5.25%
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                          1.25%       1.75%
-------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits             5.50%       5.00%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       86%         86%
-------------------------------------------------------------------------------------------------------------

@    Formerly Chase Vista Select Bond Fund.

^    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                                                INTERMEDIATE
                                                                                                 BOND FUND@
                                                                                                -----------
                                                                                                   CLASS A
                                                                                                -----------
                                                                                                   2/16/01^
                                                                                                   THROUGH
                                                                                                   4/30/01
PER SHARE OPERATING PERFORMANCE:                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $  10.03
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                             0.10
                                                                                                     ------
     Net gains or losses in securities
     (both realized and unrealized)                                                                   (0.05)
                                                                                                     -------
     Total from investment operations                                                                 (0.05)
                                                                                                     -------
   Less distributions:
     Dividends from net investment income                                                              0.10
     Distributions from capital gains                                                                    --
                                                                                                     -------
     Total distributions                                                                               0.10
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                     $   9.98
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                       0.53%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                            $      2
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
     Expenses                                                                                          0.90%
------------------------------------------------------------------------------------------------------------
     Net investment income                                                                             5.46%
------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits                                     1.73%
------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements and earnings credits                        4.65%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                  74%
------------------------------------------------------------------------------------------------------------

@    Formerly Chase Vista Select Intermediate Bond Fund.

^    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                      STRATEGIC INCOME FUND^
                                                 ----------------------------------------------------------------
                                                             CLASS A                           CLASS B
                                                  ---------------------------------------------------------------
                                                  11/1/00      YEAR  11/30/98*      11/1/00      YEAR   11/30/98*
                                                  THROUGH     ENDED    THROUGH      THROUGH     ENDED     THROUGH
                                                  4/30/01  10/31/00   10/31/99      4/30/01  10/31/00    10/31/99
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 9.05    $ 9.59     $10.00       $ 9.05    $ 9.59      $10.00
------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                           0.34      0.78       0.72         0.31      0.74        0.71
     Net gains or losses in securities
     (both realized and unrealized)                 (0.15)    (0.53      (0.41)       (0.15)    (0.53)      (0.41)
                                                    -----     -----      -----        -----     -----       -----
     Total from investment operations                0.19      0.25       0.31         0.16      0.21        0.30
   Distributions to shareholders from:
     Dividends from net investment income            0.34      0.78       0.72         0.31      0.74        0.71
     Distributions from capital gains                  --        --         --           --        --          --
     Tax return of capital                             --      0.01         --                   0.01          --
                                                    -----     -----      -----        -----     -----       -----
     Total dividends and distributions               0.34      0.79       0.72         0.31      0.75        0.71
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 8.90    $ 9.05     $ 9.59       $ 8.90    $ 9.05      $ 9.59
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                     2.05%     2.59%      3.23%        1.79%     2.17%       3.13%
==================================================================================================================
Net assets, end of period (in millions)            $    2    $    2     $    3       $    7    $    8      $    5
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
     Expenses                                        1.25%     1.11%      0.15%        1.75%     1.53%       0.17%
------------------------------------------------------------------------------------------------------------------
     Net investment income                           7.35%     7.84%      8.38%        6.85%     7.42%       8.40%
------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                           2.65%     2.43%      3.59%        3.14%     3.06%       3.98%
------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits            5.95%     6.52%      4.94%        5.46%    5.89%        4.59%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                65%      113%       136%          65%      113%        136%
------------------------------------------------------------------------------------------------------------------
                                                   STRATEGIC INCOME FUND^
                                              -------------------------------
                                                          CLASS C
                                               ----------------------------
                                               11/1/00      YEAR 11/30/98*
                                               THROUGH     ENDED   THROUGH
                                               4/30/01  10/31/00  10/31/99
                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------
Net asset value, beginning of period            $ 9.05    $ 9.59    $10.00
-----------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                        0.31      0.74      0.71
     Net gains or losses in securities
     (both realized and unrealized)              (0.14)    (0.53)    (0.41)
                                                 -----     -----     -----
     Total from investment operations             0.17      0.21      0.30
   Distributions to shareholders from:
     Dividends from net investment income         0.31      0.74      0.71
     Distributions from capital gains               --        --        --
     Tax return of capital                                  0.01        --
                                                 -----     -----     -----
     Total dividends and distributions            0.31      0.75      0.71
-----------------------------------------------------------------------------
Net asset value, end of period                  $ 8.91    $ 9.05    $ 9.59
-----------------------------------------------------------------------------
TOTAL RETURN (1)                                  1.91%     2.15%     3.12%
=============================================================================
Net assets, end of period (in millions)         $    3    $    2    $    4
-----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------
     Expenses                                     1.75%     1.49%     0.17%
-----------------------------------------------------------------------------
     Net investment income                        6.85%     7.46%     8.40%
-----------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                        3.14%     2.89%     3.98%
-----------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits         5.46%     6.06%     4.59%
-----------------------------------------------------------------------------
Portfolio turnover rate                             65%      113%      136%
-----------------------------------------------------------------------------

*    Commencement of operations.

#    Short periods have been annualized.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista Strategic Income Fund.

FINANCIAL HIGHLIGHTS

                                                                         U.S. TREASURY INCOME FUND^
                                                      -------------------------------------------------------------
                                                                                 CLASS A
                                                      -------------------------------------------------------------
                                                          11/1/00      YEAR      YEAR      YEAR     YEAR      YEAR
                                                          THROUGH     ENDED     ENDED     ENDED    ENDED     ENDED
                                                          4/30/01  10/31/00  10/31/99  10/31/98 10/31/97  10/31/96
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.77    $10.67    $11.66    $11.26   $11.13    $11.40
-------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                   0.28      0.68      0.71      0.75     0.66      0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                          0.25      0.10     (0.99)     0.40     0.13     (0.27)
                                                            -----     -----     -----     -----    -----     -----
     Total from investment operations                        0.53      0.78     (0.28)     1.15     0.79      0.39
   Distributions to shareholders from:
     Dividends from net investment income                    0.30      0.68      0.71      0.75     0.66      0.66
     Distributions from capital gains                          --        --        --        --       --        --
                                                            -----     -----     -----     -----    -----     -----
     Total dividends and distributions                       0.30      0.68      0.71      0.75     0.66      0.66
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $11.00    $10.77    $10.67    $11.66   $11.26    $11.13
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                             4.95%     7.63%    (2.41%)   10.59%    7.35%     3.56%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   42    $   41    $   69    $   63   $   85    $  111
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------
     Expenses                                                0.75%     0.75%     0.75%     0.79%    0.90%     0.90%
-------------------------------------------------------------------------------------------------------------------
     Net investment income                                   5.15%     6.45%     6.40%     6.53%    5.97%     5.89%
-------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                   1.25%     1.30%     1.32%     1.30%    1.21%     1.29%
-------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits                    4.65%     5.90%     5.83%     6.02%    5.66%     5.50%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        39%       29%       59%       75%     179%      103%
-------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista U.S. Treasury Income Fund.

#    Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                               U.S. TREASURY INCOME FUND^
                                                            -------------------------------------------------------------
                                                                                        CLASS B
                                                            -------------------------------------------------------------
                                                                11/1/00      YEAR      YEAR      YEAR     YEAR      YEAR
                                                                THROUGH     ENDED     ENDED     ENDED    ENDED     ENDED
                                                                4/30/01  10/31/00  10/31/99  10/31/98 10/31/97  10/31/96
PER SHARE OPERATING PERFORMANCE:                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.75    $10.67    $11.66    $11.25   $11.11    $11.37
-------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         0.23      0.59      0.61      0.65     0.58      0.57
     Net gains or (losses) in securities
     (both realized and unrealized)                                0.25      0.08     (0.99)     0.41     0.13     (0.26)
                                                                  -----     -----     -----     -----    -----     -----
     Total from investment operations                              0.48      0.67     (0.38)     1.06     0.71      0.31
   Distributions to shareholders from:
     Dividends from net investment income                          0.25      0.59      0.61      0.65     0.57      0.57
     Distributions from capital gains                                --        --        --        --       --        --
                                                                  -----     -----     -----     -----    -----     -----
     Total dividends and distributions                             0.25      0.59      0.61      0.65     0.57      0.57
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.98    $10.75    $10.67    $11.66   $11.25    $11.11
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                   4.50%     6.49%    (3.27%)    9.68%    6.56%     2.82%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $   16    $   16    $   16    $   14   $   11    $   11
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------
     Expenses                                                      1.64%     1.64%     1.64%     1.64%    1.64%     1.64%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income                                         4.26%     5.56%     5.51%     5.69%    5.24%     5.12%
-------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
      and earnings credits                                         1.75%     1.80%     1.82%     1.79%    1.71%     1.79%
-------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
      reimbursements and earnings credits                          4.15%     5.40%     5.33%     5.54%    5.17%     4.97%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              39%       29%       59%       75%     179%      103%
-------------------------------------------------------------------------------------------------------------------------

*    Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

^    Formerly Chase Vista U.S. Treasury Income Fund.

#    Short periods have been annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-07795 for Global High Yield Fund and Enhanced Income Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                  PR-FIABC-901 X

PROSPECTUS SEPTEMBER 7 2001

JPMORGAN FIXED INCOME FUNDS INCOME FUNDS

SELECT CLASS SHARES

BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND

SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S.TREASURY INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

 CONTENTS

 Bond Fund                                               1

 Bond Fund II                                            6

 Fleming Emerging Markets Debt Fund                     12

 Global Strategic Income Fund                           17

 Intermediate Bond Fund                                 22

 Short Term Bond Fund                                   28

 Strategic Income Fund                                  33

 U.S. Treasury Income Fund                              38

 The Funds' Management and Administration               42

 How Your Account Works                                 44

    Buying Fund Shares                                  44

    Selling Fund Shares                                 45

    Other Information Concerning the Funds              46

    Distributions and Taxes                             46

 Investments                                            48

 Risk and Reward Elements                               50

 Financial Highlights of the Funds                      53

 How To Reach Us                                Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

Returns for the period 1/1/91 through prior 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUNDS YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR BY YEAR RETURNS(1),(2)
[CHART]


1991                                        13.45%
1992                                         6.53%
1993                                         9.98%
1994                                        -2.68%
1995                                        18.42%
1996                                         3.30%
1997                                         9.29%
1998                                         7.54%
1999                                        -0.55%
2000                                        10.93%


---------------------------------------------------
BEST QUARTER                                  6.30%
---------------------------------------------------
                                 2nd quarter, 1995
---------------------------------------------------
WORST QUARTER                                -2.38%
---------------------------------------------------
                                 1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December31, 2000


                                        PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                  10.93         6.02          7.45
--------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                           11.59         6.45          8.00
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                            0.30
DISTRIBUTION (RULE 12b-1) FEES             NONE
SHAREHOLDER SERVICE FEES                   0.25
OTHER EXPENSES (1)                         0.18
--------------------------------------------------
TOTAL OPERATING EXPENSES                   0.73
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.04)
--------------------------------------------------
NET EXPENSES(2)                            0.69
--------------------------------------------------

 (1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
 (2) REFLECTS AN PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         70           221         394         895
--------------------------------------------------------------------------------

JP MORGAN BOND FUND II

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. (Fitch) or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's, S&P or Fitch, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P.Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet its target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.60%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                                     15.33%
1992                                      6.46%
1993                                     11.40%
1994                                     -3.83%
1995                                     18.51%
1996                                      3.20%
1997                                      8.81%
1998                                      7.94%
1999                                     -1.05%
2000                                     10.08%

--------------------------------------------------
BEST QUARTER                                 6.07%
--------------------------------------------------
                                 3rd quarter, 1991
--------------------------------------------------
WORST QUARTER                               -2.76%
--------------------------------------------------
                                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2000


                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                  10.08         5.71          7.50
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          11.63         6.46          7.96
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                          10.31         5.49          7.72
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


MANAGEMENT FEES                               0.30
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.19
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.14)
--------------------------------------------------
NET EXPENSES(2)                               0.60
--------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year and
-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YEAR       3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES ($)           61           222         398         905
--------------------------------------------------------------------------------

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories sometimes called junk bonds (or the unrated equivalent).

In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "select". The bar chart indicates some of the risks by showing the performance of the Fund's Select Class Shares from year to year for each of the last three calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual returns for the past year and life of the Fund. It compares the performance to the Emerging Markets Bond Index Global. This broad-based unmanaged index tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The Emerging Market Bond Index Global is a more diverse index that includes more countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 5.88%.

YEAR-BY-YEAR TOTAL RETURNS(1),(2)

[CHART]

1998                                       -15.93%
1999                                        25.97%
2000                                        15.23%

--------------------------------------------------
     BEST QUARTER                           14.16%
--------------------------------------------------
                                4th quarter, 1999
--------------------------------------------------
     WORST QUARTER                         -21.73%
--------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                            PAST 1 YR.           LIFE OF FUND(1)
--------------------------------------------------------------------------------
SELECT CLASS SHARES                         15.23                     6.54
--------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX
GLOBAL (NO EXPENSES)                        14.41                     8.53
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 4/17/97 and returns reflect performance from 4/30/97
(2) The Fund's fiscal year end is 7/31. Prior to 1999, the Fund's fiscal year end was 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               0.70
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                     0.25
OTHER EXPENSES(1)                             1.10
--------------------------------------------------
TOTAL OPERATING EXPENSES                      2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)     (0.80)
NET EXPENSES(2)                               1.25
--------------------------------------------------

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                  1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       127       397          868         2,174
--------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar
  (range 0-25%)

- 35% public/private mortgages
  (range 20-45%)

- 15% public/private corporates
  (range 5-25%)

- 15% emerging markets
  (range 0-25%)

- 23% high yield corporates
  (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1998                                        2.59%
1999                                        2.51%
2000                                        7.98%

-----------------------------------------------
BEST QUARTER                              3.13%
-----------------------------------------------
                              1st quarter, 1998
-----------------------------------------------
WORST QUARTER                            -1.45%
-----------------------------------------------
                              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                            PAST 1 YR.         LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                       7.98              6.05
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                         11.63              7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               9.45
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.75
--------------------------------------------------
TOTAL OPERATING EXPENSES                      1.45
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.45)
--------------------------------------------------
NET EXPENSES(2)                               1.00
--------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       102       318          656         1,612
--------------------------------------------------------------------------------

JPMORGAN INTERMEDIATE BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity.

The adviser also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments

To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.93%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

   1991                                       16.06%
   1992                                        6.38%
   1993                                       10.41%
   1994                                       -5.37%
   1995                                       18.39%
   1996                                        1.92%
   1997                                        7.93%
   1998                                        7.22%
   1999                                       -0.32%
   2000                                       10.22%

-----------------------------------------------
BEST QUARTER                              6.32%
-----------------------------------------------
                              2nd quarter, 1995
-----------------------------------------------
WORST QUARTER                            -3.78%
-----------------------------------------------
                              1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                        10.22%       5.32%         7.07%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOVT/CREDIT INDEX      10.12%       6.11%         7.36%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                11.63%       6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                     10.58%       5.86%         7.52%
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.25
OTHER EXPENSES(1)                                            0.20
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       -
------------------------------------------------------------------
NET EXPENSES(2)                                              0.75
------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       77          240         417         930
---------------------------------------------------------------------------

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.


The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc., including at least 75% A or better. It also may invest in unrated securities of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index.The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 7/31/93 through 9/30/93, the returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

[CHART]
YEAR BY YEAR RETURNS (1),(2),(3)

1994                                  0.36%
1995                                  10.80%
1996                                  5.10%
1997                                  6.40%
1998                                  7.04%
1999                                  3.21%
2000                                  7.23%

---------------------------------------------
BEST QUARTER                3.36%
---------------------------------------------
                            2nd quarter, 1995
---------------------------------------------
WORST QUARTER               -0.47%
---------------------------------------------
                            1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(2)


                                     PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)               7.23          5.79            5.55
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                  8.00          5.92            5.76
--------------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 7/31/93.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.30
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.20)
-----------------------------------------------------------------
NET EXPENSES  (2)                                           0.60
-----------------------------------------------------------------

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and
- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.      3 YRS.      5YRS.         10YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       61         192         382         931
--------------------------------------------------------------------------------

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:
- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.
- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P.Morgan Fleming Asset Management (USA), Inc.(JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

     WHO MAY WANT TO INVEST
     THE FUND'S DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year during the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and the life of the fund. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS (1),(2)

1999                      6.43%
2000                      1.40%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%

-----------------------------------------------
BEST QUARTER                              2.90%
-----------------------------------------------
                              4th quarter, 1999
-----------------------------------------------
WORST QUARTER                            -0.57%
-----------------------------------------------
                              3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                  PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                                1.40         3.32
-----------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)         11.63         5.14
-----------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO        -0.36         0.22
EXPENSES)
-----------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 11/30/98.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

MANAGEMENT FEE                                              0.50
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           1.65
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (1.40)
-----------------------------------------------------------------
NET EXPENSES(2)                                             1.00
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                    102         614         1,154         2,629
(WITH OR WITHOUT REDEMPTION)
--------------------------------------------------------------------------------

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 65% of its total assets in:
- debt securities issued by the U.S. Treasury, and
- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast of the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     -  ARE PURSUING A GOAL OF TOTAL RETURN
     -  WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). Because Institutional Class Shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.87%.

[CHART]
YEAR-BY-YEAR RETURNS (1),(2)

1991                                     14.79%
1992                                      5.87%
1993                                     10.32%
1994                                     -4.46%
1995                                     17.53%
1996                                      1.26%
1997                                      8.34%
1998                                      8.78%
1999                                     -2.96%
2000                                     12.61%

---------------------------------------------------------------------
BEST QUARTER                                                   5.87%
---------------------------------------------------------------------
                                                   2nd quarter, 1995
---------------------------------------------------------------------
WORST QUARTER                                                 -2.98%
---------------------------------------------------------------------
                                                   1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS(%)
Shown performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                     12.61        5.46          6.98
--------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX               13.24        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX            13.52        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX      11.89        5.54          6.75
(NO EXPENSES)
--------------------------------------------------------------------------------

(1)THE FUND'S FISCAL YEAR END IS 10/31.
(2)THE PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.30
DISTRIBUTION (12b-1) FEES                                   NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.39
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.94
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.39)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             0.55
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES(EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE SELECT CLASS SHARES' AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      56          261          482         1,119
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P.Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. The Bond Fund II, Intermediate Bond Fund and Strategic Income Fund are series of Mutual Fund Select Group and the U.S. Treasury Income Fund is a series of Mutual Fund Group. Each Trust is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                              FISCAL
FUND                          YEAR END     %
------------------------------------------------
BOND FUND                     10/31         0.30
------------------------------------------------
BOND FUND II                  10/31         0.30
------------------------------------------------
EMERGING MARKETS DEBT FUND    7/31          0.70
------------------------------------------------
GLOBAL STRATEGIC INCOME FUND  10/31         0.45
------------------------------------------------
INTERMEDIATE BOND FUND        10/31         0.30
------------------------------------------------
SHORT TERM BOND FUND          10/31         0.25
------------------------------------------------
STRATEGIC INCOME FUND         10/31         0.50
------------------------------------------------
U.S.TREASURYINCOMEFUND        10/31         0.05
------------------------------------------------

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers . The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each share holder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P.Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such share were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may puchase Select Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

Your can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond Fund, Emerging Markets Debt Fund, Global Strategic Income Fund,

Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. The Bond
Fund II and Strategic Income Fund declares and pays ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results.

Dividends and distributions consists of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P,Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.


PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

++ Permitted (and if applicable, percentage limitation as a percentage of total assets)
-- Permitted, but not a primary investment
+  Permitted, but no current intention of use
-  Not permitted

RELATED TYPES OF RISK

                                             SHORT      BOND      GLOBAL      EMERGING    STRATEGIC   U.S.       BOND   INTER-
                                             TERM                 STRATEGIC   MARKETS     INCOME      TREASURY   II     MEDIATE
                                             BOND                 INCOME      DEBT                    INCOME            BOND
credit, interest rate, market, prepayment    ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, liquidity, political       ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, currency, interest rate,             ++(1)      ++(1)     --          ++          ++          --         ++     ++
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     --          ++          ++          ++         -      -

credit, currency, interest rate,
liquidity, market, political,
valuation                                    ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, environmental, extension,
interest rate, liquidity, market, natural
event, political, prepayment, valuation      ++         ++        ++          --          --          --         --     --

credit, currency, extension, interest
rate, leverage, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       --(2)      ++     ++

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       --(2)       --(2)       --(2)      --(2)  --(2)

credit, currency, extension, interest
rate, liquidity, political, prepayment       ++(1)      ++(1)     ++          ++          ++           -         ++     ++

credit, interest rate, liquidity, market,    ++         ++        ++          ++          ++          --         --     --
valuation

credit, interest rate, liquidity, market,
natural event,prepayment, valuation          ++         ++        ++          ++          ++          --         --     --

credit                                       ++         ++        ++          ++          ++          ++         ++     ++

credit, leverage                             ++(2)      ++(2)     ++(2)       ++(2)       ++(2)       --(2)      ++(2)  ++(2)

credit, currency, interest rate, market,     ++(1)      ++(1)     ++          ++          ++          --         ++     ++
political

credit, currency, interest rate, leverage,   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       ++(2)      --(2)  --(2)
market, political

credit, interest rate, market, natural
event, political                             --         --         -           -          ++          ++         --     --

interest rate                                ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     ++          ++          ++          --         ++     ++

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK
The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
  (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (2)All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Each Fund's share price, yield,           - Bonds have generally outperformed         - Under normal circumstances the
  and total return will fluctuate             money market investments over the           Funds plan to remain fully
  in response to bond market                  long term, with less risk than              invested in bonds and other fixed
  movements                                   stocks                                      income securities.
- The value of most bonds will fall         - Most bonds will rise in value             - Bond investments may include U.S.
  when interest rates rise; the               when interest rates fall                    and foreign corporate and
  longer a bond's maturity and the          - Mortgage-backed and asset-backed            government bonds, mortgage-backed
  lower its credit quality, the               securities and direct mortgages             and asset-backed securities,
  more its value typically falls              can offer attractive returns                convertible securities,
- Adverse market conditions may                                                           participation interests and
  from time to time cause a Fund to                                                       private placements
  take temporary defensive                                                              - The Funds seek to limit risk and
  positions that are inconsistent                                                         enhance total return or yields
  with its principal investment                                                           through careful management,
  strategies and may hinder a Fund                                                        sector allocation, individual
  from achieving its investment                                                           securities selection, and
  objective                                                                               duration management
- Mortgage-backed and asset-backed                                                      - During severe market downturns,
  securities (securities                                                                  the Funds have the option of
  representing an interest in, or                                                         investing up to 100% of assets in
  secured by, a pool of mortgages                                                         high quality short-term securities.
  or other assets such as                                                                -Each adviser monitors interest
  receivables) and direct mortgages                                                       rate trends, as well as
  could generate capital losses or                                                        geographic and demographic
  periods of low yields if they are                                                       information related to
  paid off substantially earlier or                                                       mortgage-backed securities and
  later than anticipated                                                                  mortgage prepayments




CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a             - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                       policies for balancing credit
  or principal                              - Junk bonds offer higher yields              quality against potential yields
- Junk bonds (those rated BB, Ba or           and higher potential gains                  and gains in light of its
  lower) have a higher risk of                                                            investment goals
  default, tend to be less liquid,                                                      - Each adviser develops its own
  and may be more difficult to                                                            ratings of unrated securities and
  value                                                                                   makes a credit quality
                                                                                          determination for unrated
                                                                                          securities
                                                                                        - At least 90% of the Short Term
                                                                                          Bond Fund's assets must be
                                                                                          investment grade or better at
                                                                                          the time of purchase.

FOREIGN INVESTMENTS
- A Fund could lose money because           - Foreign bonds, which represent a          - Foreign bonds are a primary
  of foreign government actions,              major portion of the world's                investment only for the Global
  political instability, or lack of           fixed income securities, offer              Strategic Income, and Emerging
  adequate and accurate information           attractive potential performance            Markets Debt Funds and may be a
- Currency exchange rate movements            and opportunities for                       significant investment for the
  could reduce gains or create                diversification                             Short Term Bond, Bond II,
  losses                                    - Favorable exchange rate movements           Intermediate Bond and Strategic
- Currency and investment risks tend          could generate gains or reduce              Income Funds
  to be higher in emerging markets;           losses                                    - To the extent that a Fund invests
  these markets also present higher         - Emerging markets can offer higher           in foreign bonds, it may manage
  liquidity and valuation risks               returns                                     the currency exposure of its
                                                                                          foreign investments relative to
                                                                                          its benchmark, and may hedge a
                                                                                          portion of its foreign currency
                                                                                          exposure into the U.S. dollar
                                                                                          from time to time (see also
                                                                                          "Derivatives"); these currency
                                                                                          management techniques may not be
                                                                                          available for certain emerging
                                                                                          markets investments



POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities               - A Fund can take advantage of              - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                      assets to offset leverage risks
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its               - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same                 management on those areas where
  securities or duration choices              choices                                     it believes its commitment to
                                                                                          research can most enhance returns
                                                                                          and manage risks in a consistent
                                                                                          way

DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with           - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce             as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost             forward foreign currency
  that are used for hedging the             - A Fund could make money and                 contracts for hedging and for
  portfolio or specific securities            protect against losses if                   risk management (i.e., to adjust
  may not fully offset the                    management's analysis proves                duration or yield curve exposure,
  underlying positions and this               correct                                     or to establish or adjust
  could result in losses to the             - Derivatives that involve leverage           exposure to particular
  Fund that would not have                    could generate substantial gains            securities, markets, or
  otherwise occurred                          at low cost                                 currencies); risk management may
- Derivatives used for risk                                                               include management of a Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Funds only establish hedges
- The counterparty to a derivatives                                                       that they expect will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives                                                            positions
  involve costs to the Funds which                                                      - While the Funds (other than the
  can reduce returns                                                                      Strategic Income Fund) may use
- Derivatives that involve leverage                                                       derivatives that incidentally
  could magnify losses                                                                    involve leverage, they do not use
- Derivatives used for non-hedging                                                        them for the specific purpose of
  purposes could cause losses that                                                        leveraging their portfolios
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.

SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through         - Each adviser maintains a list of
  there is a risk that the loaned             the investment of the collateral            approved borrowers
  securities may not be returned if           received from the borrower                - The Funds receive collateral
  the borrower or the lending agent                                                       equal to at least 100% of the
  defaults                                                                                current value of securities
- The collateral will be subject to                                                       loaned
  the risks of the securities in                                                        - The lending agents indemnify a
  which it is invested                                                                    Fund against borrower default
                                                                                        - Each adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more             - No Fund may invest more than 15%
  valuing these holdings precisely            attractive yields or potential              of net assets in illiquid
- A Fund could be unable to sell              growth than comparable widely               holdings
  these holdings at the time or               traded securities                         - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, each Fund may
                                                                                          hold high quality short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a           - A Fund could realize gains in a           - The Funds may use short-term
  Fund's transaction costs                    short period of time                        trading to take advantage of
- Increased short-term capital              - A Fund could protect against                attractive or unexpected
  gains distributions would raise             losses if a bond is overvalued              opportunities or to meet demands
  shareholders' income tax                    and its value later falls                   generated by shareholder activity
  liability                                                                             - The Fund's Portfolio Turnover
                                                                                          Rate for the most recent fiscal
                                                                                          year is listed below:
                                                                                          Bond Fund: 216% (for the most
                                                                                          recent semi-annual period)
                                                                                          Bond Fund II: 86% (for the most
                                                                                          recent semi-annual period)
                                                                                          Fleming Emerging Markets Debt Fund:
                                                                                          87% (for the most recent
                                                                                          semi-annual period)
                                                                                          Global Strategic Income Fund: 139%
                                                                                          (for the most recent semi-annual
                                                                                          period)
                                                                                          Intermediate Bond Fund: 74% (for
                                                                                          the most recent semi-annual period)
                                                                                          Short Term Bond Fund: 97% (for the
                                                                                          most recent semi-annual period)
                                                                                          Strategic Income Fund:113% (for the
                                                                                          most recent semi-annual period)
                                                                                          US Treasury Income Fund: 39% (for
                                                                                          the most recent semi-annual
                                                                                          period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

 BOND FUND II (1)


                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR 1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98  10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $38.02      $38.38      $41.29      $41.01    $40.34
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       1.18        2.38        2.36       2.56       2.31
    Net gain or loss in securities (both realized and
    unrealized)                                                 0.98       (0.36)      (2.37)      0.76       0.67
                                                                ----       -----       -----       ----       ----
    Total from investment operations                            2.16        2.02       (0.01)      3.32       2.98
  Less distributions:
    Dividends from net investment income                        1.18        2.38        2.36       2.55       2.31
    Distributions from capital gains                              --          --        0.54       0.49         --
                                                                ----       -----       -----       ----       ----
    Total distributions                                         1.18        2.38        2.90       3.04       2.31
Net asset value, end of period                                $39.00      $38.02      $38.38     $41.29     $41.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    5.71%       5.50%     (0.01%)      8.44%      7.64%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $651        $587        $620       $590       $520
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.67%       0.69%       0.03%      0.03%      0.02%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    6.08%       6.30%       5.97%      6.27%      6.89%
----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings       0.74%       0.71%       0.49%      0.51%      0.49%
    credits(3)
----------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and   6.01%       6.28%       5.51%      5.79%      6.42%
    earnings credits(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           86%        157%        300%       306%       261%
----------------------------------------------------------------------------------------------------------------------------

  (1) Formerly Chase Vista Select Bond Fund Institutional Class Shares.
  (2) Commencement of operations.
  (3) Short periods have been annualized.

JPMORGAN EMERGING MARKETS DEBT FUND(1)


                                                                 SIX
                                                              MONTHS                   SEVEN
                                                               ENDED        YEAR      MONTHS        YEAR       YEAR
                                                             1/31/01       ENDED       ENDED       ENDED      ENDED
                                                         (UNAUDITED)     7/31/00     7/31/99(2) 12/31/98   12/31/97(3)
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.77       $7.29       $7.30       $9.76     $10.00
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.50        0.95        0.49        1.15       0.58
    Net realized and unrealized gain (loss) on
    investment                                                  0.02        1.42        0.02       (2.64)     (0.05)
                                                                ----        ----        ----      -----       -----

    Total from investment operations                            0.52        2.37        0.51      (1.49)       0.53
  Distributions to shareholders from:
    Net investment income                                      (0.50)      (0.89)      (0.52)      (0.81)     (0.58)
    In excess of net investment income                            --          --          --       (0.16)     (0.02)
    Net realized gain                                             --          --          --          --      (0.17)
                                                                ----        ----        ----      ------      ------
    Total distributions to shareholders                        (0.50)       (0.89)     (0.52)      (0.97)     (0.77)
Net asset value, end of period                                 $8.79       $8.77       $7.29       $7.30      $9.76
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    6.23%(4)   34.12%       7.27%(4) (15.93)%      5.47%(4)
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (in thousands)                 $22,862     $20,163     $26,216     $19,313    $11,978
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                1.25%(5)    1.25%       1.25%(5)    1.25%      1.25%(5)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income                                      11.72%(5)   11.01%      12.28%(5)   10.05%      9.71%(5)
-----------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursement                              2.02%(5)    1.95%       2.51%(5)    2.09%      2.40%(5)
-----------------------------------------------------------------------------------------------------------------------
    Interest expense                                            0.02%(5)    0.06%       0.02%(5)       --        --
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(*)                                        87%(4)     295%        555%(4)     791%       182%(4)
-----------------------------------------------------------------------------------------------------------------------

  (1)  Formerly J.P. Morgan Emerging Markets Debt Fund
  (2)  In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
  (3)  The Fund commenced operations on 4/17/97.
  (4)  Not annualized.
  (5)  Annualized
  (*) The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, of which the Fund invested all of its investable assets.

INTERMEDIATE BOND FUND (1)


                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR     1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.66       $9.69      $10.36      $10.19     $10.09
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.28        0.55        0.55        0.62       0.55
    Net gains or losses in securities (both realized and
    unrealized)                                                 0.32       (0.03)      (0.52)       0.17       0.10
                                                                ----       -----       -----        ----       ----

    Total from investment operations                            0.60        0.52        0.03        0.79       0.65
  Less distributions:
    Dividends from net investment income                        0.28        0.55        0.55        0.62       0.55
    Distributions from capital gains                              --          --        0.15          --         --
                                                                ----       -----       -----        ----       ----
    Total distributions                                         0.28        0.55        0.70        0.62       0.55
Net asset value, end of period                                 $9.98       $9.66       $9.69      $10.36     $10.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     6.22%      5.61%       0.33%       7.98%      6.71%
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $454        $387        $376        $353       $319
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.75%       0.70%       0.04%       0.04%      0.06%
-----------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    5.63%       5.78%       5.55%       6.16%      6.67%
-----------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earning        0.75%       0.72%       0.50%       0.52%      0.54%
    credits(3)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements       5.63%       5.76%       5.09%       5.68%      6.19%
    and earnings credits(3)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           74%        110%        123%        168%       193%
-----------------------------------------------------------------------------------------------------------------------


(1) Formerly Chase Vista Select Intermediate Bond Fund Institutional Class
    Shares.
(2) Commencement of operations.
(3) Short periods have been annualized.

JPMORGAN STRATEGIC INCOME FUND (1)


                                                                        11/01/99     11/30/98(3)
                                                                         THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:                                     11/05/99(2)      10/31/99
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $9.59         $10.00
--------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net Investment Income                                                    0.01           0.72
   Net Gains or Losses in Securities (both realized and unrealized)         0.04          (0.41)
                                                                            ----           ----
   Total from Investment Operations                                         0.05           0.31
 Distributions to Shareholders from:
   Dividends from Net Investment Income                                       --           0.72
   Distributions from Capital Gains                                           --             --
   Tax Return of Capital                                                      --             --
                                                                            ----           ----
   Total Dividends and Distributions                                          --           0.72
                                                                           $9.64         $ 9.59
Net Asset Value, End of Period
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                0.52%          3.29%
==================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
    Net Assets, end of period (in millions)                                 $ --            $ 1
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
    Expenses(4)                                                             0.40%          0.24%
--------------------------------------------------------------------------------------------------
    Net Investment Income(4)                                                4.77%          8.07%
--------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits(4)        1.54%          3.87%
--------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements                   3.63%          4.44%
    and Earnings Credits(4)
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      113%           136%
--------------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista Strategic Income Fund-Institutional Class Shares
 (2) All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class shares for sale.
 (3) Commencement of operations.
 (4) Short periods have been annualized.

JPMORGAN U.S.TREASURY INCOME FUND (1)

                                                                                     2/16/01(2)
                                                                                        THROUGH
                                                                                        4/30/01
PER SHARE OPERATING PERFORMANCE:                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.10
-----------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                                  0.11
    Net Gain or (Losses) in Securities (both realized and unrealized)                     (0.10)
                                                                                          -----
    Total from Investment Operations                                                       0.01
  Distributions to Shareholders from:
    Dividends from Net Investment Income                                                   0.11
    Distributions from Capital Gains                                                         --
    Total Dividends and Distributions                                                      0.11
Net Asset Value, End of Period                                                           $11.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               0.09%
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
    Net Assets, End of Period (in millions)                                                $ 48
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------
    Expenses(3)                                                                            0.55%
-----------------------------------------------------------------------------------------------
    Net investment income(3)                                                               5.35%
-----------------------------------------------------------------------------------------------
    Expenses without waivers,reimbursements and earnings credits(3)                        1.03%
-----------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and
    earnings credits(3)                                                                    4.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      39%
-----------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista U.S. Treasury Income Fund -Institutional Class Shares.
 (2) Commencement of offering of class of shares.
 (3) Short periods have been annualized.

This page intentionally left blank.

How To Reach Us

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at
1-800-348-4782 or writing to:

JP MORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpm organfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund-- 811-5151 for JPMorgan Strategic Income Fund, and JPMorgan U.S. Treasury Income Fund, 811-07795 for JPMorgan Global High Yield Bond Fund 811-7843 for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-FIS-901 X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            MUTUAL FUND SELECT GROUP

                             JPMORGAN BOND FUND II
                        JPMORGAN INTERMEDIATE BOND FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
September 7, 2001, as amended, offering shares of JPMorgan Bond Fund II and JPMorgan Intermediate Bond Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

    1-800-348-4782
    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121-9392

                                                                   MFSGF-SAI-401

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

The Funds...................................................     3
Investment Policies and Restrictions........................     3
Performance Information.....................................    21
Determination of Net Asset Value............................    25
Purchases, Redemptions and Exchanges........................    26
Distributions: Tax Matters..................................    30
Management of the Trust and the Funds.......................    35
Codes of Ethics.............................................    38
Adviser.....................................................    38
Distributor.................................................    40
Administrator...............................................    40
Distribution Plan...........................................    41
Shareholder Servicing Agents, Transfer Agent and
  Custodian.................................................    43
Independent Accountants.....................................    44
Certain Regulatory Matters..................................    44
General Information.........................................    45
Appendix A--Description of Certain Obligations Issued or
  Guaranteed by U.S. Government Agencies or
  Instrumentalities.........................................   A-1
Appendix B--Description of Ratings..........................   B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 10 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The statement of additional information pertains only to two series of the trust, the JPMorgan Bond Fund II and the JPMorgan Intermediate Bond Fund. The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund:
Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, the Bond Fund II offers Class A, Class B and Select Shares and the Intermediate Bond Fund offers Class A and Select Shares. On September 7, 2001, the Institutional Shares of the Bond Fund II and the Intermediate Bond Fund were renamed Select Shares. The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

FUND                                                FORMER NAME
----                                                -----------
JPMorgan Bond Fund II ("Bond Fund II")              Chase Vista Select Bond Fund
JPMorgan Intermediate Bond Fund                     Chase Vista Select Intermediate Bond Fund
  ("Intermediate Bond Fund")

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)) serves as the investment adviser for the Funds. The Chase Manhattan Bank serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government Securities, including U.S. Treasury bills, notes and bonds, government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    SUPRANATIONAL OBLIGATIONS. The Bond Fund II and Intermediate Bond Fund may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Bond Fund II and the Intermediate Bond Fund invest in investment grade debt securities. Investment grade debt securities are securities rated in the category

BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Bond Fund II and the Intermediate Bond Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which the Bond Fund II and the Intermediate Bond Fund may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. None of the Funds will borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Bond Fund and Intermediate Bond Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When Zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer.

(*) The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Bond Fund II and the Intermediate Bond Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio

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securities (as opposed to a cash distribution from such Master Portfolio). The
Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Funds adopt a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is

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intended to supplement the Funds' current prospectuses as well as to provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

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    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund may not:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                    YEAR ENDED          YEAR-ENDED          YEAR-ENDED
                                                 OCTOBER 31, 1998    OCTOBER 31, 1999    OCTOBER 31, 2000
                                                 ----------------    ----------------    ----------------
Bond Fund II                                           306%                300%                157%
Intermediate Bond Fund                                 168%                123%                110%

    Under the advisory agreement agreement, the adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index, the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P Mid-Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    In connection with the conversion of various common trust funds maintained by Chase into the JPMorgan Funds (formerly the Chase Vista Select Funds) (the "CTF Conversion"), the Bond Fund II (formerly the Bond Fund) was established to receive the assets of The Taxable Bond Fund of Chemical Bank and the Trinity Bond Fund and Fixed Income Fund of The Chase Manhattan Bank and the Intermediate Bond Fund was established to receive the assets of The Intermediate-Term Taxable Bond Fund of Chemical Bank.

    Performance results presented for the Bond Fund II and Intermediate Bond Fund, will be based upon the performance of The Fixed Income Fund of The Chase Manhattan Bank and The Intermediate-Term Taxable Bond Fund of Chemical Bank, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending April 30, 2001, were as follows:

                                                                                                  DATE OF
                                                 ONE         FIVE        TEN        DATE OF        CLASS
FUND                                             YEAR       YEARS       YEARS      INCEPTION    INTRODUCTION
----                                           --------    --------    --------    ---------    ------------
Bond Fund II                                                                       12/31/76
    A Shares **                                 10.96%       6.52%       7.30%                      3/2/01
    B Shares **                                 10.85%       6.50%       7.29%                      3/2/01
    Institutional Shares                        10.98%       6.52%       7.30%                      1/1/97
Intermediate Bond Fund                                                             12/31/79
    A Shares **                                 11.79%       6.33%       6.86%                     2/16/01
    Institutional Shares                        11.82%       6.33%       6.86%                      1/1/97

                    *   The ongoing fees and expenses borne by Class B Shares are
                        greater than those borne by Class A Shares; the ongoing
                        fees and expenses borne by a Fund's Class A and Class B
                        Shares are greater than those borne by the Fund's
                        Institutional Shares. As indicated above, the performance
                        information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a
                        particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's
                        performance history but does not reflect how the distinct
                        classes would have performed on a relative basis prior to
                        the introduction of those classes, which would require an
                        adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total
                        operating expenses of certain Funds (or classes thereof).
                        Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds,
                        Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated
                        period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's
                        Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
                   **   Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the
                        performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance
                        quoted.

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                                                  ONE         FIVE        TEN
FUND                                                              YEAR       YEARS       YEARS
----                                                            --------    --------    --------
Bond Fund II
    A Shares                                                     5.97%       5.54%       6.81%
    B Shares                                                     5.85%       6.19%       7.29%
Intermediate Bond Fund
    A Shares                                                     6.71%       5.35%       6.37%

                    *   See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               YIELD QUOTATIONS*

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

    Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

    The SEC yields of the Funds for the thirty day period ended April 30, 2001 were as follows:

Bond Fund II
    A Shares                                                    5.18%
    B Shares                                                    4.70%
    Institutional Shares                                        5.62%
Intermediate Bond Fund
    A Shares                                                    4.96%
    Institutional Shares                                        5.35%

                    * Yields are not presented for Class A and Class B Shares which were introduced on February 16, 2001.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending October 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                TOTAL VALUE
                                                                -----------
Bond Fund II
    A Shares                                                      $20,234
    B Shares                                                      $20,216
    Institutional Shares                                          $20,239
Intermediate Bond Fund
    A Shares                                                      $19,414
    Institutional Shares                                          $19,419

                    *   See the notes to the table captioned "Average Annual Total
                        Return (excluding sales charges)" above. The table above
                        assumes an initial investment of $10,000 in a particular
                        class of a Fund from October 31, 1990, although the
                        particular class may have been introduced at a subsequent
                        date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the
                        performance history of a predecessor class or classes, and historical expenses have not been restated, for periods
                        during which the performance information for a particular
                        class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by
                        the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                                TOTAL VALUE
                                                                -----------
Bond Fund II
    A Shares                                                      $19,324
    B Shares                                                      $20,216
Intermediate Bond Fund
    A Shares                                                      $18,540

                    *   See the notes to the table captioned "Average Annual Total
                        Return (excluding sales charges)" above. The table above
                        assumes an initial investment of $10,000 in a particular
                        class of a Fund from October 31, 1990, although the
                        particular class may have been introduced at a subsequent
                        date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the
                        performance history of a predecessor class or classes, and historical expenses have not been restated, for periods
                        during which the performance information for a particular
                        class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by
                        the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other then Good Friday), Chase is closed for business on the following holidays: Columbus Day and Veteran's Day. Since the International Equity Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days when the investor has no access to the Fund.

    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), a Fund reserves the right to request that an investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Fund, may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                                                           AMOUNT OF
                                                                 SALES CHARGE AS A        SALES CHARGE
                                                                   PERCENTAGE OF:         REALLOWED TO
                                                               ----------------------     DEALERS AS A
AMOUNT OF TRANSACTION AT                                       OFFERING    NET AMOUNT    PERCENTAGE OF
OFFERING PRICE ($)                                              PRICE       INVESTED     OFFERING PRICE
------------------                                             --------    ----------    --------------
Under 100,000                                                    4.50         4.71            4.00
100,000 but under 250,000                                        3.75         3.90            3.25
250,000 but under 500,000                                        2.50         2.56            2.25
500,000 but under 1,000,000                                      2.00         2.04            1.75

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Funds' Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the 1933 Act.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. J.P. Morgan Chase & Co. ("JPMorgan Chase") may discontinue this exchange privilege at any time.

    We reserve the right to limit the number of exchanges or to refuse an exchange. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                                                                CAPITAL LOSS    EXPIRES IN
                                                                 CARRYOVER         YEAR
                                                                ------------    ----------
Bond Fund II                                                    $ 1,525,140     10/31/07
                                                                  2,027,784     10/31/08
                                                                -----------
                                                                $ 3,552,924

Intermediate Bond Fund                                          $ 5,066,892     10/31/07
                                                                  8,230,683     10/31/08
                                                                -----------
                                                                $13,297,575

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUST AND THE FUNDS

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds) Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the J.P. Morgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                               AGGREGATE TRUSTEE         PENSION OR RETIREMENT
                            COMPENSATION PAID BY THE       BENEFITS ACCRUED        TOTAL COMPENSATION PAID FROM
                               TRUST DURING 2000        BY THE "FUND COMPLEX"**         "FUND COMPLEX" (1)
                            ------------------------   -------------------------   ----------------------------
William J. Armstrong,
  Trustee                           $ 6,551                     $ 41,781                     $ 90,000
Roland R. Eppley, Jr.,
  Trustee                           $ 6,655                     $ 58,206                     $ 91,000
Ann Maynard Gray, Trustee         N/A                         N/A                            $ 75,000
Matthew Healey, Trustee
  and President of the
  Board of Trustees (2)           N/A                         N/A                            $ 75,000
Fergus Reid, III, Trustee
  and Chairman of the Board
  of Trustees                       $14,910                     $110,091                     $205,750
James J. Schonbachler,
  Trustee                         N/A                         N/A                            $ 75,000
Leonard M. Spalding, Jr.,
  Trustee*                          $ 6,566                     $ 35,335                     $ 89,000
H. Richard Vartabedian,
  Trustee                           $ 9,747                     $ 86,791                     $134,350

                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of
                        J.P. Morgan Chase.
                   **   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan.
                  (1)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees serve includes 10 investment
                        companies.
                  (2)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums
                        for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for the J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President,
J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase. His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through

August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From
October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors) complex. Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer; Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                                    ADVISER

    Effective February 28, 2001, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA) or the "Adviser") serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. JPMFAM (USA) continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. JPMFAM (USA) furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year, and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase, is a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.

    Prior to February 28, 2001, the adviser to the funds was The Chase Manhattan Bank ("Chase") and the sub-adviser was Chase Fleming Asset Management (USA) Inc. For the three most recent fiscal years, Chase earned advisory fees and voluntarily waived the amounts in parentheses as follows:

                                YEAR-ENDED                   YEAR-ENDED                  YEAR-ENDED
                             OCTOBER 31, 1998             OCTOBER 31, 1999            OCTOBER 31, 2000
                         -------------------------    -------------------------    ----------------------
                            PAID         WAIVED          PAID         WAIVED          PAID        WAIVED
                         ----------    -----------    ----------    -----------    ----------    --------
Bond Fund II             $1,657,582    $(1,657,582)   $1,820,380    $(1,820,380)   $1,776,685    $(56,092)
Intermediate Bond
  Fund                    1,008,927     (1,008,927)    1,100,564     (1,100,564)    1,136,995     (34,053)

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly-owned subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    For the three most recent fiscal years, the Distributor earned the following fees and voluntarily waived the amounts in parentheses as follows:

                                    YEAR ENDED               YEAR ENDED               YEAR ENDED
                                 OCTOBER 31, 1998         OCTOBER 31, 1999         OCTOBER 31, 2000
                               ---------------------    ---------------------    --------------------

Bond Fund II                   $275,585    $(275,585)   $303,397    $(271,436)   $296,113    $ (8,040)
Intermediate Bond Fund          167,747     (167,747)    183,427     (163,969)    189,499     (19,312)

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average net assets over $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    For the three most recent fiscal years, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows:

                                    YEAR ENDED               YEAR ENDED               YEAR ENDED
                                 OCTOBER 31, 1998         OCTOBER 31, 1999         OCTOBER 31, 2000
                               ---------------------    ---------------------    --------------------
Bond Fund II                   $553,206    $(553,206)   $606,793    $(606,793)   $592,227    $(18,697)
Intermediate Bond Fund          336,717     (336,717)    366,855     (366,855)    378,997     (11,351)

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B, C, and Institutional shares of the Funds, which provides such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                             DISTRIBUTION AGREEMENT

    The Trust has entered into a Distribution Agreement, (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request, Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through October 31, 2000 were as follows:

                                                                   JANUARY 3, 2000
                                                                       THROUGH
                                                                   OCTOBER 31, 2000
                                                                ----------------------
Bond Fund II                                                    $1,222,881    $    N/A
Intermediate Bond Fund                                             790,658         N/A

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with Chase, Chase may aggregate investments in the JPMorgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Chase has agreed that it will reimburse the Funds until September 7, 2002 to the extent necessary to maintain the Funds' total operating expenses at the following annual rates of the Funds' average daily net assets. These limits do not cover extraordinary expenses, interest or taxes.

Bond Fund II - Select Class                                     0.60%
Bond Fund II - Class A                                          0.75%
Bond Fund II - Class B                                          1.50%
Intermediate Bond Fund - Select Class                           0.75%
Intermediate Bond Fund - Class A                                0.90%

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    The Bond Fund II currently offers Class A Class B shares and Select shares and the Intermediate Bond Fund currently offers Class A shares and Select shares, but each Fund may, in the future, offer other classes of shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of August, 2001, the following persons owned of record 5% or more of the outstanding shares of the Funds.

BOND FUND II CLASS A
Fidelity Investments Inst Ops Co                                          23.97%
Inc as Agt Locke Liddell & Sapp LP
401k PSP and Trust 10350
Attn: Dave Staley
100 Magellan Way #KW1C
Covington KY 41015-1999

Liva & Company                                                            18.66%
c/o Chase Manhattan Bank
Attn: Mut FDS/T-C
PO Box 31412
Rochester NY 14503-1412

Mercury & Co                                                               7.69%
c/o Investors Bank & Trust Co
PO Box 9130 FPG 90
Boston MA 02117-9130

Trulin and Co                                                              5.80%
c/o Chase Manhattan Bank NA
Attn: Mutual Funds/T-C
PO Box 31412
Rochester NY 14603-1412

BOND FUND II CLASS B
246 F&S For the Sole Benefit of                                            8.56%
Its Customers
Attn: Fund Administration
SEC# 97J83
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484

BOND FUND II, INSTITUTIONAL CLASS(1)
Penlin & Co                                                               26.65%
Rebate Account
c/o The Chase Manhattan Bank
Attn: Mutual FDS/T-C
PO Box 31412
Rochester NY 14603-1412

Hamill & Co                                                                5.72%
FOB Chase Bank of Texas NA
Attn: Mutual Unit 16HCBO9
PO Box 2558
Houston TX 77252-2558

Balsa & Co                                                                55.44%
Rebate Account
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558

INTERMEDIATE BOND FUND, CLASS A

Rosemarie Frances Fisher                                                  21.32%
19698 Waters Pond Ln Apt 703
Boca Raton FL 33434-5712

Hamill & Co FBO Chase Bank of Texas 30.30%
NA Attn Mutual Fund Unit 16HCB09
PO Box 2558
Houston TX 77252-2558

Obie & Co                                                                  9.20%
c/o Chase Bank of Texas N A
Attn Mutual Funds Unit 16HCB 09
PO Box 200547
Houston TX 77216-0547

NFSC FEBO H76-008435                                                      10.19%
Rollover IRA Durr L Minor
Chase Manhattan Bank Cust
2834 Shadowdale
Houston TX 77043-1715

NFSC FEBO C1D-010286                                                       7.99%
Carlos M Kier Ttee
Carlos M Kier M D P A PFT
Shring Pl
9098 Medical Center Dr
Arlington TX 76012-4757

NFSC FBO C1D-007048                                                        9.55%
Richard G Alexander Ttee
R G Alexander Inc PSP SHA & TR
840 W Mitchell St
Arlington TX 76013-2505

INTERMEDIATE BOND FUND, INSTITUTIONAL CLASS(2)

Hamill & Co FBO Chase Bank of Texas  6.39%
NA Attn Mutual Fund Unit 16HCBO9
PO Box 2558
Houston TX 77252-2558

Liva & Company                                                            17.38%
Rebate Account
c/o Chase Manhattan Bank NA
Attn Mutual Fund Operations
PO Box 31412
Rochester NY 14603-1412

Penlin & Co                                                               26.81%
Rebate Account
c/o Chase Manhattan Bank
Attn Mut Fds/T-C
PO Box 31412
Rochester NY 14603-1412

Balsa & Co                                                                40.56%
Rebate Account
Mutual Funds Unit 16 HCB 340
PO Box 2558

Houston TX 77252-2558

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 (Accession No. 0000950146-00-001007) contained therein, and the Semi-Annual Report to Shareholders of each Fund for the period ended 4/30/01 (Accession No. 0000912057-01-523255) are incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE

BOND FUND II (Select shares)
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000              $38.02

(1) On September 7, 2001, all Institutional Class shares of the Bond Fund II were renamed Select Class shares.
(2) On September 7, 2001, all Institutional Class shares of the Intermediate Bond Fund were renamed Select Class shares.

INTERMEDIATE BOND FUND (Select shares)
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000              $ 9.66

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

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